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                                                                   Exhibit 10.50

Warrant Cert. No. 94-3                                      Warrants to Purchase
                                                             116,667 Shares
                                                             of Common Stock


                             TRANSFERABLE WARRANTS
                          TO PURCHASE COMMON STOCK OF
                               MEMRY CORPORATION


     THIS CERTIFIES THAT, for value received, Banque pour L'Industrie Francaise (ref: GAN), with an address of 26 Rue Laffitte, 75311 Paris Cadex 09, France, or registered assignees, is entitled to purchase from Memry Corporation, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), at a purchase price equal to the "Exercise Price" (as hereinafter defined), at any time from and after October 1, 1995 to and including the "Final Exercise Date" (as hereinafter defined), 116,667 shares of the Company's Common Stock, $.01 par value (the "Warrant Shares"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The Exercise Price shall initially be Two Dollars ($2.00) per share, subject to adjustment as hereinafter provided.

     Certain capitalized terms used in this Warrant Certificate are defined in paragraph 5 hereof. These Warrants are issued pursuant to a Securities Purchase Agreement, dated December 21, 1994 (the "Purchase Agreement", between the Company and the initial Holder hereof. By accepting this Warrant Certificate, the holder agrees to be bound by the terms of the Purchase Agreement.

          THESE WARRANTS ARE SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS:

     1.   (a)  Exercise of Warrants.  The rights represented by this Warrant
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Certificate may be exercised by the registered holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by (i) the delivery of this Warrant Certificate, together with a properly completed Subscription Form, to the principal office of the Company at 57 Commerce Drive, Brookfield, Connecticut 06804 (or such other office or agency of the Company as it may designate by notice in writing to the holder hereof) and (ii) payment to the Company, in immediately available funds, of the Exercise Price for the Warrant Shares being purchased. Certificates for the Warrant Shares so purchased (together with a cash adjustment in lieu of any fraction of a share) shall be delivered to the holder hereof within a reasonable time, not exceeding twenty
(20) business days, after the rights represented by this Warrant Certificate shall have been so exercised and paid for, and, unless these Warrants have expired, a new Warrant Certificate representing the number of Warrants, if any, with respect to which this Warrant Certificate shall not then have been
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exercised, in all other respects identical with this Warrant Certificate, shall also be issued and delivered to the holder hereof within such time, or appropriate notation may be made on this Warrant Certificate and the same returned to such holder.

          (b) Transfer Restriction Legend.  Each certificate for Warrant Shares
              ---------------------------
issued upon exercise of these Warrants shall bear the legend appearing on the first page of this Warrant Certificate and any additional legend which the Company, in its sole discretion, may deem appropriate at such time.

     2.   (a)  Warrants and Warrant Shares Not Registered.  Each holder of these
               ------------------------------------------
Warrants, by acceptance hereof, represents and covenants that: (1) these Warrants and the Warrant Shares which may be purchased upon exercise of these Warrants are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), on the grounds that the issuance of this Warrant Certificate and the offering and sale of such Warrant Shares to the holder are and will be exempt from registration under Section 4(2) of the Securities Act as not involving any public offering and/or Regulation S thereunder; and (2) it (i) is acquiring these Warrants for investment for its own account, with no present intention of reselling or otherwise distributing the same, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control, (ii) is an "accredited investor" as defined in Regulation D under the Securities Act, (iii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investments made or to be made in connection with the acquisition and exercise of these Warrants, and (iv) has, so far as such holder is aware, been provided all such information and access to information concerning its investment hereunder as such holder has requested from the Company. Except as provided for in paragraph 2(b) hereof, the Company may condition any Warrant exercise and issuance of Warrant Shares upon its receipt of the representations and covenants given above and under the Purchase Agreement by the original Warrant holder with respect to such Warrant Shares.

          (b) Notice of Proposed Transfer; Opinion of Counsel.  Each holder of
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this Warrant Certificate, by acceptance hereof, agrees that prior to the disposition of these Warrants or any Warrant Shares in a transaction for which a registration statement under the Securities Act is not currently effective, such holder will give written notice to the Company of such intention, together with an opinion of counsel acceptable to the Company and its counsel (1) that registration under the Securities Act is not necessary with respect to such disposition and that such disposition will comply with the Securities Act, and
(2) that such disposition will also be in compliance with applicable securities laws of states and other jurisdictions.

     3.   Special Agreements of the Company.  The Company covenants and agrees
          ---------------------------------
that:
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          (a) Character of Warrant Shares.  All Warrant Shares which may be
              ---------------------------
issued upon the exercise of the Warrants represented hereby, upon issuance, will be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, that it will take from to time all such action as may be requisite to ensure that the par value per share (if any) of the Common Stock is at all times equal to or less than the then effective Exercise Price, and that it will refrain from taking any action which could pursuant to the terms of the Warrants result in the Exercise Price per share being less than the par value per share of the Common Stock;

          (b) No Violations.  The Company will take all such action as may be
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necessary to ensure that Warrant Shares may be so issued without violation of any applicable United States state or federal law or regulation, or of any requirements of any securities exchange or inter-dealer quotation system upon which the Common Stock of the Company may be listed or quoted;

          (c) Actions in Avoidance; Non-Dilution.  The Company will not, by
              ----------------------------------
amendment of its Certificate or Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant Certificate and in taking all of such action as may be necessary or appropriate in order to protect the rights of the holders of these Warrants against dilution or other impairment; and

          (d) Financial Information.  The Company will, if requested, provide
              ---------------------
each Warrant holder copies of all annual, quarterly and current reports required to be filed by it pursuant to Section 13 or 15 of the Securities Exchange Act of 1934, as amended, and in addition, promptly after requested, such other information concerning the Company as any Warrant holder may reasonably require
(i) in order to comply with any law or governmental regulation, order of any court, or order, inquiry or investigation of any governmental agency or instrumentality, or (ii) in order to exercise any right or privilege of such Warrant holder or to enforce any obligation of the Company under the Warrants or any agreement or instrument executed and delivered in connection therewith.

     Notwithstanding the foregoing covenants, the Holder hereof, by its acceptance hereof, acknowledges: (i) that, at the time of the original issuance of these Warrants, the Company has not reserved shares of Common Stock for issuance upon the exercise hereof; and (ii) that, at such time, the Company does not have available from its authorized but unissued and reserved for issuance Common Stock

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a sufficient number of shares of Common Stock to allow for the full exercise hereof; and (iii) that, pursuant to the terms of this Warrant Certificate, the Company is not obligated to have authorized and reserved for issuance upon exercise a sufficient number of shares of Common Stock to allow for the full exercise hereof prior to October 1, 1995.

     4.   (a)  Anti-Dilution Provisions.  The number of Warrants represented
               ------------------------
hereby and the Exercise Price for each such Warrant shall be subject to adjustment from time to time as hereinafter provided.

          (b) Stock Splits and Reverse Splits.  In the event that the Company
              -------------------------------
shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares (including without limitation by way of a stock dividend), the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrants represented by this Warrant Certificate immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock of the Company shall at any time be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrants represented by this Warrant Certificate immediately prior to such subdivision shall be proportionately decreased.

              (c)   Reorganizations and Asset Sales.  If any capital
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reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or a tender or exchange offer for shares of Common Stock, or any liquidation of all or substantially all of the Company's assets shall be effected in such a way that holders of Common Stock shall be entitled to, or will upon the declaration of a liquidating dividend, receive stock, securities or assets with respect to or in exchange for Common Stock, then the following provisions shall apply:

               (i) As a condition of such reorganization, reclassification, consolidation, merger, sale, tender offer, exchange offer or liquidation (except as otherwise provided below in this paragraph 4(c)), lawful and adequate provisions shall be made whereby each holder of Warrants shall thereafter have the right to receive upon the terms and conditions specified in this Warrant Certificate and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of each Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Warrant Shares immediately theretofore

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          so receivable had such reorganization, reclassification,
          consolidation, merger, sale, tender offer, exchange offer or liquidation not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and the number of Warrants represented hereby) shall therefore be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of these Warrants.

               (ii) In the event of a merger or consolidation of the Company with or into another corporation as a result of which a number of shares of Common Stock of the surviving corporation greater or lesser than the number of shares of Common Stock of the Company outstanding immediately prior to such merger or consolidation are issuable to holders of Common Stock or the Company, then the Exercise Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company, and the number of Warrants represented hereby shall be proportionately adjusted for such adjustment in the Exercise Price.

          (d) Notice of Adjustment.  Whenever the Exercise Price and/or the
              --------------------
number of Warrants represented hereby shall be adjusted as herein provided, or the rights of Warrant holders shall change by reason of other events specified herein, the Company shall compute the adjusted Exercise Price and the adjusted number of Warrants represented hereby in accordance with the provisions hereof and shall prepare a certificate signed by its President, Vice President, Treasurer or Secretary setting forth the adjusted Exercise Price and number of Warrants represented hereby or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall promptly cause to be mailed to the holder of these Warrants copies of such officer's certificate together with a notice stating that the Exercise Price and/or the number of Warrants represented hereby, as the case may be, have been adjusted and setting forth the adjusted Exercise Price and number of Warrants represented hereby.

          (e) Notifications to Holders.  In case at any time the Company
              ------------------------
proposes:

               (i) to declare any dividend upon any class of stock other than preferred stock;

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               (ii) to make any special dividend or other distribution to the holders of any class of stock, other than dividends of Common Stock paid to holders of Common Stock;

               (iii) to offer for subscription pro rata to the holders of its securities any additional securities or other rights;

               (iv) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale or other disposition of all or substantially all of its assets; or

               (v) to effect a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give the holder of these Warrants (A) at least twenty (20) days' (but not more than ninety (90) days) prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of such issuance, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (B) in the case of any such issuance, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least twenty (20) days' (but not more than ninety
(90) days) prior written notice of the date when the same shall take place.
Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of any securities shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of any securities shall be entitled to exchange their securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be.

          (f) Company to Prevent Dilution.  If any event or condition occurs as
              ---------------------------
to which other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of these Warrants in accordance with the essential intent and principles of such provisions, or which might materially and adversely affect the exercise or purchase rights of the Warrant holders under any provision of these Warrants, then the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustment necessary with respect to the Exercise Price and the number of

                                     - 6 -
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Warrants represented hereby so as to preserve without dilution the rights of the holders of Warrants.

     5.   Definitions.  The terms defined in this paragraph, whenever used in
          -----------
this Warrant Certificate, shall, unless the context otherwise requires, have the respective meanings hereinafter specified:

          (a) "Common Stock" shall mean and include the Company's Common Stock,
               ------------
$.01 par value, and shall also include in case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in paragraph 4(d) hereof, the stock, securities or assets provided for in such paragraph.

          (b) "Company" shall mean Memry Corporation and also include any
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successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

          (c) "Final Exercise Date" shall mean December 15, 1999.
               -------------------

          (d) "Warrant Certificate" shall mean this instrument evidencing the
               -------------------
Warrants issued to the Warrant holder on this date.
          (e) "Warrants" shall mean the Warrants represented by this Warrant
               --------
Certificate and all Warrants issued in exchange, transfer or replacement or hereof or thereof.

          (f) "Warrant Shares" shall mean the shares of Common Stock purchased
               --------------
or purchasable by the holders of Warrants upon the exercise thereof pursuant to paragraph 1.

          (g) "Warrant holder(s)" shall mean the registered holder(s) of the
               -----------------
Warrants.

     6.   Exchange, Replacement and Assignability.  This Warrant Certificate is
          ---------------------------------------
exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company described in paragraph 1, for new Warrant Certificates of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares as shall be designated by such holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate or any such new Warrant Certificates and, in the case of any such loss, theft or destruction, of a bond of indemnity or other security satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of such mutilated Warrant Certificate, the Company will issue to the holder hereof a new Warrant Certificate of like tenor and date, in lieu of this Warrant Certificate or such new Warrant Certificates, representing the right to purchase the number of Warrant Shares

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which may be purchased hereunder.  Subject to compliance with paragraph 2 and the provisions of the Purchase Agreement, this Warrant and all rights hereunder (including without limitation all registration rights) are transferable in whole or in part upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new Warrant Certificate shall be made and delivered by the Company, of the same tenor and date as this Warrant Certificate but registered in the name of the transferee, upon surrender of this Warrant Certificate, duly endorsed, to the office or agency of the Company. All expenses, taxes (other than stock transfer taxes, which shall be the obligation of the Warrant holder) and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this paragraph 6 shall be paid by the Company.

     7.   No Rights as Stockholder; Survival of Rights.  Neither this Warrant
          --------------------------------------------
Certificate nor the Warrant represented hereby shall entitle the holder hereof to any voting rights or any rights as a stockholder of the Company. The rights and obligations of the Company, of the holder of these Warrants and of any holder of Warrant Shares issued upon exercise of these Warrants shall survive the exercise of these Warrants.

     8.   Governing Law; Amendments and Waivers; Headings.  The validity,
          -----------------------------------------------
interpretation and performance of this Warrant Certificate and each of its terms and provisions shall be governed by the laws of the State of Connecticut. No provision of this Warrant Certificate may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought. The headings in this Warrant Certificate are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

     9.   Notices.  Any notice or other document required or permitted to be
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given or delivered to Warrant holders shall be delivered at, or sent by certified or registered mail to each Warrant holder at, the address shown or to such other address as shall have been furnished to the Company by such Warrant holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to the principal office of the Company at 57 Commerce Drive, Brookfield, Connecticut 06804 Attention: President, or such other address as shall have been furnished to the Warrant holders by the Company.

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     IN WITNESS WHEREOF, Memry Corporation has caused this Warrant Certificate to be signed by its duly authorized officer under its corporate seal, duly attested by its authorized officer, and to be dated as of December 23, 1994.

                                        MEMRY CORPORATION



                                        By: /s/ James G. Binch
                                            --------------------------------
                                            Title:  President


[Corporate Seal]

ATTEST:



/s/ Wendy A. Gavaghan
-----------------------------
     Secretary

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                               NOTICE OF ELECTION
                             TO: MEMRY CORPORATION

     The undersigned, the registered holder of Warrant Cert. No. 94-3, hereby irrevocably elects to exercise the purchase right represented by such Warrant Certificate for, and to purchase thereunder, ____________________ shares of Common Stock of Memry Corporation and herewith makes payment of U.S.____________ therefor, and requests that the certificate for the Common Stock, which will be issued in the following name, be delivered to the attention of the undersigned at the following address:


          -----------------------------------------------------------
          -----------------------------------------------------------
          -----------------------------------------------------------


Date:______________________


                              Name:______________________________

                              By:________________________________

                              Title:_____________________________

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